                                                                    EXHIBIT 99.1

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION


                                        (unaudited)     (unaudited)                     (unaudited)     (unaudited)
                                       June 30, 2000   May 31, 2000                    June 30, 2000   May 31, 2000
                                        Continuing      Continuing                     Discontinued    Discontinued
                                        Operations      Operations         Change       Operations      Operations        Change
                                       -------------------------------------------     -------------------------------------------
CURRENT ASSETS
Cash                                       372,469         451,470         (79,001)           --              --              --
Restricted cash held in escrow                --              --              --         2,738,643       2,736,685           1,958

Accounts receivable
  A/R--Florida supplemental                   --              --              --         1,229,656       1,229,656            --
  Allowance for doubtful accounts             --              --              --        (1,229,656)     (1,229,656)           --
                                       -------------------------------------------     -------------------------------------------
    Accounts receivable, net                  --              --              --              --              --              --
                                       -------------------------------------------     -------------------------------------------

Prepaid expenses                            75,327          89,126         (13,799)           --              --              --
                                       -------------------------------------------     -------------------------------------------
TOTAL CURRENT ASSETS                       447,796         540,596         (92,800)      2,738,643       2,736,685           1,958
                                       -------------------------------------------     -------------------------------------------

Investment & Intercompany in
     Subsidiaries                       74,375,431      74,375,431            --              --              --              --
                                       -------------------------------------------     -------------------------------------------
TOTAL ASSETS                            74,823,227      74,916,027         (92,800)      2,738,643       2,736,685           1,958
                                       ===========================================     ===========================================

POST PETITION CURRENT LIABILITIES
  Accounts payable                           2,098           3,506          (1,408)           --              --              --
  Line of Credit with GMAC              10,350,085      10,225,231         124,854            --              --              --
  Transfer of Pre-petition
     preference collections from
     vendors                              (997,252)       (997,252)           --              --              --              --
                                       -------------------------------------------     -------------------------------------------
  Line of Credit with GMAC, net of
     pre-petition preferences            9,352,833       9,227,979         124,854            --              --              --
  Accrued expenses, excluding
     bankruptcy costs                       28,088          30,187          (2,099)         69,976          69,976            --
  Accrued bankruptcy costs               1,195,861       1,195,861            --              --              --              --
  Estimated claims against cash
     held in escrow                           --              --              --         2,738,589       2,736,631           1,958
  Intercompany - GMAC                     (142,163)        (70,944)        (71,219)        142,163       9,256,566      (9,114,403)
                                       -------------------------------------------     -------------------------------------------
TOTAL POST PETITION CURRENT
     LIABILITIES                        10,436,717      10,386,589          50,128       2,950,728      12,063,173      (9,112,445)
Intercompany Notes Payable                    --                                        12,246,983       4,811,126       7,435,857
Pre Petition Preference collections
     from vendors                          997,252         997,252            --              --
Pre Petition Liabilities                 3,606,863       3,606,863            --        11,809,400      11,809,400            --
Pre Petition Estimated Construction
     Claims                                   --              --              --         1,800,000       1,800,000            --
                                       -------------------------------------------     -------------------------------------------
  TOTAL LIABILITIES                     15,040,832      14,990,704          50,128      28,807,111      30,483,699      (1,676,588)
                                       -------------------------------------------     -------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                        121,289         121,289            --         5,454,120       5,454,120            --
Additional paid in capital             127,234,871     127,234,871            --        53,904,684      39,347,007      14,557,677
Treasury Stock A-P-I-C                    (562,506)       (562,506)           --              --              --              --
Retained earnings - prior              (49,321,103)    (49,321,103)           --       (62,684,343)    (53,656,003)     (9,028,340)
Y-T-D net income pre petition           (2,399,934)     (2,399,934)           --          (950,442)       (941,910)         (8,532)
Y-T-D net income post petition         (15,290,222)    (15,147,294)       (142,928)    (21,792,487)    (17,950,228)     (3,842,259)
                                       -------------------------------------------     -------------------------------------------
  TOTAL SHAREHOLDERS' EQUITY            59,782,395      59,925,323        (142,928)    (26,068,468)    (27,747,014)      1,678,546
                                       -------------------------------------------     -------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS'
     EQUITY                             74,823,227      74,916,027         (92,800)      2,738,643       2,736,685           1,958
                                       ===========================================     ===========================================


           See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION


                                       (unaudited)     (unaudited)
                                       June 30, 2000   May 31, 2000
                                        Combined        Combined
                                          Final           Final           Change
                                       -------------------------------------------
CURRENT ASSETS
Cash                                       372,469         451,470         (79,001)
Restricted cash held in escrow           2,738,643       2,736,685           1,958

Accounts receivable
  A/R--Florida supplemental              1,229,656       1,229,656            --
  Allowance for doubtful accounts       (1,229,656)     (1,229,656)           --
                                       -------------------------------------------
    Accounts receivable, net                  --              --              --
                                       -------------------------------------------

Prepaid expenses                            75,327          89,126         (13,799)
                                       -------------------------------------------
TOTAL CURRENT ASSETS                     3,186,439       3,277,281         (90,842)
                                       -------------------------------------------

Investment & Intercompany in
     Subsidiaries                             --              --              --
                                       -------------------------------------------
TOTAL ASSETS                             3,186,439       3,277,281         (90,842)
                                       ===========================================

POST PETITION CURRENT LIABILITIES
  Accounts payable                           2,098           3,506          (1,408)
  Line of Credit with GMAC              10,350,085      10,225,231         124,854
  Transfer of Pre-petition
     preference collections from
     vendors                              (997,252)       (997,252)           --
                                       -------------------------------------------
  Line of Credit with GMAC, net of
     pre-petition preferences            9,352,833       9,227,979         124,854
  Accrued expenses, excluding
     bankruptcy costs                       98,064         100,163          (2,099)
  Accrued bankruptcy costs               1,195,861       1,195,861            --
  Estimated claims against cash
     held in escrow                      2,738,589       2,736,631           1,958
  Intercompany - GMAC                         --              --              --
                                       -------------------------------------------
TOTAL POST PETITION CURRENT
     LIABILITIES                        13,387,445      13,264,140         123,305

Intercompany Notes Payable                    --              --              --
Pre Petition Preference collections
     from vendors                          997,252         997,252            --
Pre Petition Liabilities                15,416,263      15,416,263            --
Pre Petition Estimated Construction
     Claims                              1,800,000       1,800,000            --
                                       -------------------------------------------
  TOTAL LIABILITIES                     31,600,960      31,477,655         123,305
                                       -------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                        121,289         121,289            --
Additional paid in capital             124,465,227     124,465,227            --
Treasury Stock A-P-I-C                    (562,506)       (562,506)           --
Retained earnings - prior             (112,005,446)   (112,005,446)           --
Y-T-D net income pre petition           (3,350,376)     (3,350,376)           --
Y-T-D net income post petition         (37,082,709)    (36,868,562)       (214,147)
                                       -------------------------------------------
  TOTAL SHAREHOLDERS' EQUITY           (28,414,521)    (28,200,374)       (214,147)
                                       -------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS'
     EQUITY                              3,186,439       3,277,281         (90,842)
                                       ===========================================


           See accompanying notes to financial statement information

 OMEGA ENVIRONMENTAL, INC.
 DEBTOR IN POSSESSION CASE #97-06084
 COMPARATIVE STATEMENT OF
         OPERATIONS INFORMATION



                                           (UNAUDITED)      (UNAUDITED)                    (UNAUDITED)       (UNAUDITED)
                                           MONTH ENDED      MONTH ENDED                    MONTH ENDED       MONTH ENDED
                                          JUNE 30, 2000    MAY 31, 2000                  JUNE 30, 2000     MAY 31, 2000
                                            CONTINUING      CONTINUING                     DISCONTINUED     DISCONTINUED
                                            OPERATIONS      OPERATIONS       CHANGE        OPERATIONS       OPERATIONS      CHANGE
                                        -----------------------------------------------  -------------------------------------------
Sales                                          --              --              --              --              --              --
Cost of Sales                                  --              --              --              --              --              --
                                        -----------------------------------------------  -------------------------------------------
    Gross Profit                               --              --              --              --              --              --

Selling, General, and Administrative         33,065          64,658         (31,593)           --              --              --
                                        -----------------------------------------------  -------------------------------------------

Loss From Operations                        (33,065)        (64,658)         31,593            --              --              --

Other Income(Expense):
  I/C Interest Income (Expense)                --            29,513         (29,513)           --              --              --
  Interest Expense                          (98,973)       (220,937)        121,964            --            (1,929)         (1,929)
  Gain (loss) on Asset Disposition             --           100,714        (100,714)           --         2,425,778       2,425,778
  Other Income (Expense)                       --           232,327        (232,327)        (71,219)       (491,997)        420,778
                                        -----------------------------------------------  -------------------------------------------
    Total Other Income (Expense)            (98,973)        141,617        (240,590)        (71,219)      1,931,852       2,844,627
Net Loss Before Bankruptcy
       Administrative Expenses             (132,038)         76,959        (208,997)        (71,219)      1,931,852       2,844,627
Bankruptcy Administrative Expenses          (10,890)       (100,067)         89,177            --              --              --
                                        -----------------------------------------------  -------------------------------------------
Net Loss                                   (142,928)        (23,108)       (119,820)        (71,219)      1,931,852       2,844,627
                                        ===============================================  ===========================================



           See accompanying notes to financial statement information

 OMEGA ENVIRONMENTAL, INC.
 DEBTOR IN POSSESSION CASE #97-06084
 COMPARATIVE STATEMENT OF
         OPERATIONS INFORMATION



                                                 (UNAUDITED)        (UNAUDITED)
                                                 MONTH ENDED        MONTH ENDED
                                                JUNE 30, 2000       MAY 31, 2000
                                                  COMBINED            COMBINED
                                                    FINAL              FINAL         CHANGE
                                             ------------------------------------------------
Sales                                                --             809,241          (809,241)
Cost of Sales                                        --             547,413          (547,413)
                                             ------------------------------------------------
    Gross Profit                                     --             261,828          (261,828)


Selling, General, and Administrative               33,065           317,742          (284,677)
                                             ------------------------------------------------

Loss From Operations                              (33,065)          (55,914)           22,849

Other Income(Expense):
  I/C Interest Income (Expense)                      --                --                --
  Interest Expense                                (98,973)         (222,866)          123,893
  Gain (loss) on Asset Disposition                   --           2,526,492        (2,526,492)
  Other Income (Expense)                          (71,219)         (259,670)          188,451
                                             ------------------------------------------------
    Total Other Income (Expense)                 (170,192)        2,043,956        (2,214,148)
Net Loss Before Bankruptcy
       Administrative Expenses                   (203,257)        1,988,042        (2,191,299)
Bankruptcy Administrative Expenses                (10,890)         (100,067)           89,177
                                             ------------------------------------------------
Net Loss                                         (214,147)        1,887,975        (2,102,122)
                                             ================================================



           See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE # 97 - 06084
COMPARATIVE COMBINED STATEMENT OF CASH FLOWS INFORMATION



                                                                       (UNAUDITED)       (UNAUDITED)
                                                                       MONTH ENDED       MONTH ENDED
                                                                      MAY 31, 2000       MAY 31, 2000         CHANGE
                                                                    ---------------    ---------------    ---------------
Cash flows from operating activities:
  Net (loss) income                                                  $     (214,147)   $     1,887,975     $   (2,102,122)

  Adjustments to reconcile net loss to net cash
     (used in) provided by operating activities:
      Depreciation                                                             --               29,015            (29,015)
      (Gain) / Loss on sale of property and equipment                          --              792,294           (792,294)
    Change in certain assets & liabilities:
    (Increase) decrease in:
      Receivables, net                                                         --           10,284,192        (10,284,192)
      Receivables - remediation systems, net                                   --              157,263           (157,263)
      Costs in excess of billings                                              --            4,507,020         (4,507,020)
      Costs in excess of billings - remediation systems                        --              562,153           (562,153)
      Prepaids & other assets                                                13,799            303,421           (289,622)
     Increase (decrease) in:
      Accounts payable                                                       (1,408)          (881,843)           880,435
      Accounts payable - remediation systems                                   --             (719,416)           719,416
      Accrued expenses                                                      (22,906)          (936,919)           914,013
      Other net changes in assets and liabilities                            20,807            306,815           (286,008)
                                                                    ---------------    ---------------    ---------------
        Total adjustments                                                    10,292         14,403,995        (14,393,703)
                                                                    ---------------    ---------------    ---------------
        Net cash provided by (used in) operating activities                (203,855)        16,291,970        (16,495,825)

Cash flows from investing activities:
     Proceeds from sale of equipment                                           --                 --                 --
     Additions to property and equipment                                       --                 --                 --
                                                                    ---------------    ---------------    ---------------
       Net cash provided by (used in) investing activities                     --                 --                 --

Cash flows from financing and other activities:
  Net proceeds (repayments) from revolver credit loan                       124,854        (16,098,664)        16,223,518
  Proceeds from pre-petition preference payment receipts                       --                6,000             (6,000)
  (Reduction) Increase of pre-petition liabilities                             --               (6,000)             6,000
                                                                    ---------------    ---------------    ---------------
      Net cash provided by (used in) financing activities                   124,854        (16,098,664)        16,223,518
                                                                    ---------------    ---------------    ---------------
Net increase (decrease) in cash                                             (79,001)           193,306           (272,307)

CASH AT BEGINNING OF PERIOD                                                 451,470            258,164            193,306
                                                                    ---------------    ---------------    ---------------

CASH AT END OF PERIOD                                               $       372,469    $       451,470    $       (79,001)
                                                                    ===============    ===============    ===============




           See accompanying notes to financial statement information

Omega Environmental, Inc.
Debtor in Possession Case # 97-06084
June 30, 2000 Financial Reporting Information

Notes to Financial Statement Information

Basis of Presentation
The financial statement information presented is unaudited and does not comply with generally accepted accounting principles. Additionally, significant estimates were used in the preparation of this financial statement information and actual results may vary significantly from these estimates.

GMAC Credit Corporation
As of June 30, 2000, the Company's borrowings from GMAC Credit Corporation ("GMACCC") were $10,350,085.

Accounts Receivable
Accounts receivable recorded on the Discontinued Operation's balance sheet of $1.2 million represents Florida Supplemental balances. The amount is fully reserved.

Pre-Petition Preference Receipts
Beginning in June 1999, Omega began collecting pre-petition preferences that are accounted for in the pre-petition liabilities section of the corporate balance sheet. Collections for the month of June 2000 and total collections since June 1999 were $0, and $997,252, respectively.

Sale of Environmental Services Division (ESD)
On May 22, 2000, Omega sold the ESD division to certain members of management and GMACCC for $17,000,000. All of the discontinued entities receivables, except the Florida Supplemental balances, were purchased by ESD. This was the last of the Omega divisions to be sold.

Restatement of Continuing and Discontinued Operations
In June 2000, the results of Environmental Services Division (ESD) were included in the Discontinued Operations balances rather than Continuing Operations as a result of a sale of all operating assets of the division completed on May 22, 2000. The June 30, 2000 financial statements have been restated to conform with the May 31, 2000 presentation.